                           ANNUAL REPORT JULY 31, 1999

                                   OPPENHEIMER

                                     FLORIDA
                                 MUNICIPAL FUND

                                     [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An Interview
   with Your Fund's
   Manager

10 Fund Performance

14 Financial Statements

32 Independent
   Auditor's Report

33 Federal
   Income Tax
   Information

35 Officers and Trustees

36 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
- IN STARK CONTRAST TO U.S. TREASURY SECURITIES, municipal bond prices were remarkably stable throughout the reporting period.

- OUR RESEARCH-INTENSIVE SECURITY SELECTION STRATEGY helped us find areas of opportunity and avoid potential problems.

- As of July 31, long-term Florida municipal bonds provided more than 90% of the yield of long-term U.S. Treasury securities, MAKING THEM ATTRACTIVE VALUES BY HISTORICAL MEASURES.

 AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 7/31/99

CLASS A
Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
1.36%              -3.46%
--------------------------------

CLASS B
Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
0.60%              -4.24%
--------------------------------

CLASS C
Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
0.60%              -0.37%
--------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                      2 Oppenheimer Florida Municipal Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Florida Municipal Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

        On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

        The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

        Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

        In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                                                                  (over, please)



                      3 Oppenheimer Florida Municipal Fund

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

        One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

        Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
August 20, 1999



                      4 Oppenheimer Florida Municipal Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
(Portfolio Manager)
Caryn Halbrecht
Jerry Webman

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER FLORIDA MUNICIPAL FUND PERFORM OVER THE ONE-YEAR PERIOD THAT ENDED JULY 31, 1999?

We are generally pleased with the Fund's performance over the fiscal year. We attribute the Fund's performance to our conservative investment strategy in a rapidly changing investment environment. In fact, market conditions during the final six months of 1998 and the first half of 1999 were, in many respects, direct opposites of each other. The final six months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, the first half of 1999 saw signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

HOW DID THESE ECONOMIC CONDITIONS AFFECT FLORIDA'S MUNICIPAL BOND MARKET?

In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.



                      5 Oppenheimer Florida Municipal Fund

"MUNICIPAL BONDS ENDURED SIGNIFICANTLY LESS VOLATILITY THAN OTHER HIGH-QUALITY, FIXED INCOME SECURITIES OVER THE PAST YEAR."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply, giving back all of their previous gains. As the economy grew stronger, investors regained their confidence and sold their Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds provided higher total returns than U.S. Treasuries.

        In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in Florida reduced many municipalities' need to borrow, leading to a modestly diminished supply of tax-exempt bonds. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of Florida's municipal bond prices and yields.

DID YOU FIND COMPELLING VALUES IN THIS MARKET ENVIRONMENT?

Yes. Long-term, tax-exempt municipal bond yields have been high relative to yields of long-term, taxable U.S. Treasury securities. As a result, we believe that Florida municipal bonds have provided excellent after-tax values compared to historical norms.



                      6 Oppenheimer Florida Municipal Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 6/30/99 (1)

CLASS A
                     Since
1 year     5 year    Inception
------------------------------
-3.19%     5.61%     4.35%
------------------------------

CLASS B
                     Since
1 year     5 year    Inception
------------------------------
-3.90%     5.52%     4.33%
------------------------------

CLASS C
                     Since
1 year     5 year    Inception
------------------------------
-0.10%     N/A       5.27%
------------------------------

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We attempted to invest in tax-exempt securities while managing the risks of changing interest rates. Throughout the one-year reporting period we emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. Conversely, we tried to avoid those sectors that we believed would benefit least. This strategy led us to new areas of opportunity, such as new residential housing projects, schools and infrastructure for a rapidly growing population. Municipalities and authorities have issued tax-exempt bonds to meet rising demand for these facilities as more students, working families, and retirees have chosen Florida as a place to study, work and live.

        Our strategy also led us to avoid certain issuers, such as health care facilities that are subject to financial pressures because of a currently unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industry-wide deregulation.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/1/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 10/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                      7 Oppenheimer Florida Municipal Fund

STANDARDIZED YIELDS(2)
For the 30 Days Ended 7/31/99
-----------------------------

CLASS A                 4.71%
-----------------------------
CLASS B                 4.17
-----------------------------
CLASS C                 4.17
-----------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

In addition, throughout the reporting period, we maintained a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from the brunt of the interest-rate risks affecting investors who had previously adopted a longer, more aggressive duration strategy.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET AND THE FUND?

We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, Florida, its municipalities and many of its industries have benefited greatly from the recent strength of the U.S. economy, which has enabled many of them to put their fiscal houses in good order. This should help reduce the risk of potential defaults.

2. Standardized yield is based on net investment income for the 30 day period ended July 31, 1999. Falling share prices will tend to artificially raise yields.



                      8 Oppenheimer Florida Municipal Fund

On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk-averse strategies make Oppenheimer Florida Municipal Fund an important part of The Right Way to Invest.


CREDIT ALLOCATION(3)
[PIE CHART]

- AAA          48.7%
- AA            1.7
- A             9.0
- BB           18.6
- BBB          22.0

TOP 5 INDUSTRIES (Percentage of invested assets)(4)
-------------------------------------------------------------------------------
  Special Assessment                                                     26.6%
-------------------------------------------------------------------------------
  Single Family Housing                                                  13.0
-------------------------------------------------------------------------------
  Multifamily Housing                                                     9.8
-------------------------------------------------------------------------------
  Adult Living Facilities                                                 8.2
-------------------------------------------------------------------------------
  Hospital/Healthcare                                                     7.2
-------------------------------------------------------------------------------

3. Portfolio data are as of July 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 26.1% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

4. Industry weightings are as of July 31, 1999, and are subject to change.



                      9 Oppenheimer Florida Municipal Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

        - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended July 31, 1999, Oppenheimer Florida Municipal Fund performed relatively well, despite a weak bond market. We attempted to manage the risks of changing interest rates and emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. This strategy led us to invest in new residential housing projects, schools and infrastructure development. We also avoided certain issuers, such as utilities and health care facilities. We maintained a neutral average duration throughout the period, which constrained performance slightly when interest rates declined in 1998. However, as interest rates rose in 1999, our neutral position helped to shelter the portfolio. Over the past year, the Fund continued to adhere to its longstanding strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.



                      10 Oppenheimer Florida Municipal Fund

        - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until July 31, 1999. In the case of Class A and Class B shares, performance is measured from the inception of those classes on October 1, 1993. In the case of Class C shares, performance is measured from the inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

        Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.



                      11 Oppenheimer Florida Municipal Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Florida Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

            Oppenheimer Florida                  Lehman Brothers
            Municipal Fund                       Municipal Bond Index
            Class A
10.1.93       $   9525                               $  10000
12.31.94          9182                                   9616
12.31.95         10798                                  11295
7.31.96(1)       10825                                  11346
7.31.97          11841                                  12509
7.31.98          12614                                  13259
7.31.99          12786                                  13640

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/99(2)

1 YEAR    -3.46%      5 YEAR      5.09%       LIFE      4.30%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Florida Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

            Oppenheimer Florida                  Lehman Brothers
            Municipal Fund                       Municipal Bond Index
            Class B
10.1.93       $  10000                               $  10000
12.31.94          9556                                   9616
12.31.95         11161                                  11295
7.31.96(1)       11141                                  11346
7.31.97          12094                                  12509
7.31.98          12786                                  13259
7.31.99          12763                                  13640

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/99(3)

1 YEAR   -4.24%      5 YEAR       4.99%     LIFE     4.27%



                      12 Oppenheimer Florida Municipal Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Florida Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

            Oppenheimer Florida                      Lehman Brothers
            Municipal Fund                           Municipal Bond Index
            Class C
8.29.95      $ 10000                                      $ 10000
7.31.96(1)     10563                                        10526
7.31.97        11451                                        11605
7.31.98        12106                                        12301
7.31.99        12179                                        12655

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/99(4)

1 YEAR       -0.37%      LIFE      5.16%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/93 for Class A and Class B, and 8/31/95 for Class C.

1. The Fund changed its fiscal year end from December 31 to July 31.

2. The inception of the Fund (Class A and B shares) was 10/1/93. The Class A average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

3. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

4. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.



                     13 Oppenheimer Florida Municipal Fund

STATEMENT OF INVESTMENTS  July 31, 1999

                                                       RATINGS:
                                                       MOODY'S/
                                                       S&P/FITCH                FACE                  MARKET VALUE
                                                       (UNAUDITED)              AMOUNT                SEE NOTE 1
====================================================================================================================
MUNICIPAL BONDS AND NOTES--98.9%
--------------------------------------------------------------------------------------------------------------------
FLORIDA--82.0%
Alachua Cnty., FL HFAU RRB, Santa Fe
HCF Project, Escrowed to Maturity,
6%, 11/15/09                                            Baa1/AAA                 $  940,000           $  999,417
--------------------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB,
Windover Oaks Project, Series A, 6.90%, 2/1/27          NR/AAA                    1,000,000            1,113,390
--------------------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB,
6.70%, 9/1/27                                           Aaa/NR                      830,000              875,799
--------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.70%, 10/1/33             NR/NR/A                   1,000,000            1,000,810
--------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.75%, 4/1/38              NR/NR/A                   1,000,000              980,150
--------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Stirling Apts. Project, 5.75%, 4/1/38                   NR/NR/A                     855,000              840,721
--------------------------------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB, 6.55%,
3/1/28                                                  Aaa/NR                      800,000              841,864
--------------------------------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB,
The Moorings, Inc. Project, 7%, 12/1/19                 NR/BBB+/A                 1,000,000            1,090,220
--------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B, MBIA
Insured, 6.60%, 10/1/22                                 Aaa/AAA/AA-               1,000,000            1,072,060
--------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral
Palsy Services Project, 8%, 6/1/22                      NR/NR                     2,155,000            2,338,218
--------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise
Facilities Tax & CAP RB, MBIA Insured,
Zero Coupon, 5.85%, 10/1/26(1)                          Aaa/AAA                   3,200,000              702,016
--------------------------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea
Trace, Inc., 6%, 1/1/15                                 NR/NR                     2,000,000            2,008,300
--------------------------------------------------------------------------------------------------------------------
Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18               NR/NR                     1,000,000            1,056,160
--------------------------------------------------------------------------------------------------------------------
FL Heritage Harbor CDD SPAST RB,
Series B, 6%, 5/1/03                                    NR/NR                       900,000              902,592
--------------------------------------------------------------------------------------------------------------------
FL HFA RB, Maitland Club Apts. Project,
Series B-1, AMBAC Insured, 6.75%, 8/1/14(2)             Aaa/AAA/AAA               1,000,000            1,078,450
--------------------------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts., Series A,
AMBAC Insured, 6.25%, 4/1/37                            Aaa/AAA/AAA               1,400,000            1,477,798
--------------------------------------------------------------------------------------------------------------------
FL Housing Finance Corp. RB, FSA Insured,
Zero Coupon, 5.55%, 7/1/30(1)                           Aaa/AAA/AAA               8,000,000            1,373,840
--------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB,
Series A, 6.30%, 5/1/02                                 NR/NR                     1,536,000            1,556,936
--------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB,
Series B, 6.90%, 5/1/19                                 NR/NR                       750,000              766,905



                     14 Oppenheimer Florida Municipal Fund

                                                       RATINGS:
                                                       MOODY'S/
                                                       S&P/FITCH                FACE                  MARKET VALUE
                                                       (UNAUDITED)              AMOUNT                SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FLORIDA(CONTINUED)
Lee Cnty., FL Housing FAU SFM RB,
Series A-2 6.85%, 3/1/29                                Aaa/NR                   $  890,000           $  991,656
--------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/21              NR/BBB-                   1,000,000              938,880
--------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/29              NR/BBB-                   1,000,000              927,850
--------------------------------------------------------------------------------------------------------------------
Martin Cnty., FL IDAU RRB,
Indiantown Cogeneration Project,
Series A, 7.875%, 12/15/25                              Baa3/BBB-/BBB             2,000,000            2,066,720
--------------------------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU Hospital RB, Mt. Sinai
Medical Center Project, 5.375%, 11/15/18                NR/BBB                    1,500,000            1,390,320
--------------------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB,
City Center Historic Convention,
Series B, 6.25%, 12/1/16                                Baa2/BBB                    500,000              514,365
--------------------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB,
City Center Historic Convention, Series B,
6.35%, 12/1/22                                          Baa2/BBB                    500,000              515,020
--------------------------------------------------------------------------------------------------------------------
Miami, FL HFAU RRB, AMBAC Insured,
Inverse Floater, 6.97%, 8/15/15(3)                      Aaa/AAA/AAA               2,000,000            1,930,000
--------------------------------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                             Aaa/AAA                   1,750,000            1,868,143
--------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien,
Series B, MBIA Insured, Zero Coupon,
5.50%, 10/1/28(1)                                       Aaa/AAA/AAA               4,500,000              854,550
--------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien,
Series B, MBIA Insured, Zero Coupon,
5.53%, 10/1/34(1)                                       Aaa/AAA/AAA               3,170,000              425,573
--------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien,
Series A, MBIA Insured, Zero Coupon,
5.52%, 10/1/17(1)                                       Aaa/AAA/AAA               5,425,000            1,978,226
--------------------------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water
Control & Improvement District RB,
Unit Development 9B, 5.90%, 8/1/19                      NR /NR                    1,085,000            1,074,953
--------------------------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water
Control & Improvement District RB,
Unit Development 9B, 6%, 8/1/29                         NR/NR                     1,240,000            1,234,866
--------------------------------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission
Water & Electric RB, Inverse Floater,
7.418%, 10/1/17(3)                                      Aa/AA-                    1,000,000            1,023,750
--------------------------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL Housing FAU MH RB,
Windsor Park Apts. Project, Series A,
5.90%, 6/1/38                                           NR/NR/A                     500,000              509,980
--------------------------------------------------------------------------------------------------------------------
St. Petersburg, FL Public Improvement RRB,
MBIA Insured, 6.375%, 2/1/12                            Aaa/AAA                     750,000              795,623



                     15 Oppenheimer Florida Municipal Fund

                                                       RATINGS:
                                                       MOODY'S/
                                                       S&P/FITCH                FACE                  MARKET VALUE
                                                       (UNAUDITED)              AMOUNT                SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
Stoneybrook, FL CDD Capital
Improvement RB, Series A, 6.10%, 5/1/19                 NR/NR                    $  830,000          $   803,108
--------------------------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital
Improvement RB, Series B, 5.70%, 5/1/08                 NR/NR                     2,610,000            2,560,488
--------------------------------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space &
Transportation CDD SPAST RB,
Capital Improvement-Area 7
Phase Two Project, 7.50%, 5/1/18                        NR/NR                     1,170,000            1,227,143
--------------------------------------------------------------------------------------------------------------------
Village Center CDD FL Recreational RB,
Series A, MBIA Insured, 5%, 11/1/23                     Aaa/AAA/AAA               2,500,000            2,347,800
--------------------------------------------------------------------------------------------------------------------
Volusia Cnty., FL Educational Facility Authority
RB, Stetson University, Inc., AMBAC Insured,
5.25%, 6/1/29                                           Aaa/NR/AAA                2,000,000            1,948,400
                                                                                                     -----------
                                                                                                      50,003,060

--------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--16.9%
Guam Housing Corp. SFM RB,
Series A, 5.75%, 9/1/31                                 NR/AAA                    2,630,000            2,660,797
--------------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                    Aaa/AAA                     540,000              705,116
--------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB,
Inverse Floater, 6.75%, 7/1/28(3)(4)                    NR/NR                     2,500,000            2,212,250
--------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W,
Inverse Floater, 7.102%, 7/1/10(3)                      Baa1/A                    1,000,000            1,042,500
--------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB,
Unrefunded Balance, Series A, 7.90%, 7/1/07             Baa1/BBB+                   130,000              131,717
--------------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 7.483%, 1/16/15(3)                     Aaa/AAA                   1,000,000            1,090,000
--------------------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems
RRB, 5.30%, 7/1/18                                      NR/NR/BBB                 1,500,000            1,461,480
--------------------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems
RRB, 5.30%, 7/1/21                                      NR/NR/BBB                 1,000,000              968,470
                                                                                                     -----------
                                                                                                      10,272,330

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $60,322,395)                                          98.9%         60,275,390
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                         1.1              677,149
                                                                                     -------         -----------
NET ASSETS                                                                             100.0%        $60,952,539
                                                                                     =======         ===========



                      16 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

CAP       --Capital Appreciation                     IDAU   --Industrial Development Authority
CDD       --Community Development District           MH     --Multifamily Housing
CMWLTH    --Commonwealth                             PAU    --Power Authority
FAU       --Finance Authority                        RA     --Redevelopment Agency
GOB       --General Obligation Bonds                 RB     --Revenue Bonds
HCF       --Health Care Facilities                   RRB    --Revenue Refunding Bonds
HFA       --Housing Finance Agency                   SFM    --Single Family Mtg.
HFAU      --Health Facilities Authority              SPAST  --Special Assessment
HTAU      --Highway & Transportation Authority       SPO    --Special Obligations

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Securities with an aggregate market value of $647,070 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $7,298,500 or 11.97% of the Fund's net assets as of July 31, 1999.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,212,250 or 3.63% of the Fund's net assets as of July 31, 1999.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $14,161,326 or 23.23% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

INDUSTRY                                                                        MARKET VALUE             PERCENT
---------------------------------------------------------------------------------------------------------------------
Special Assessment                                                               $16,057,973                26.6%(1)
Single Family Housing                                                              7,822,407                13.1
Multifamily Housing                                                                5,922,850                 9.8
Adult Living Facilities                                                            4,965,250                 8.2
Hospital/Healthcare                                                                4,319,737                 7.2
Electric Utilities                                                                 3,453,700                 5.7
Sales Tax                                                                          3,390,066                 5.6
Highways                                                                           3,254,750                 5.4
Not-for-Profit Organization                                                        2,338,218                 3.9
Corporate Backed                                                                   2,066,720                 3.4
Higher Education                                                                   1,948,400                 3.2
General Obligation                                                                 1,868,143                 3.1
Telephone Utilities                                                                1,090,000                 1.8
Marine/Aviation Facilities                                                         1,072,060                 1.8
Water Utilities                                                                      705,116                 1.2
                                                                                 -----------              ------
Total                                                                            $60,275,390               100.0%
                                                                                 ===========              ======

1. Securities with a market value of $702,016 or 4.37% of total investments at value are represented by pre-refunded securities, collateralized by U.S. government securities.

See accompanying Notes to Financial Statements.



                     17 Oppenheimer Florida Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES July 31, 1999

================================================================================================================
ASSETS
Investments, at value (cost $60,322,395)--see accompanying statement                                $ 60,275,390
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     108,953
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                                 788,564
Shares of beneficial interest sold                                                                       107,408
Daily variation on futures contracts--Note 5                                                              34,375
Other                                                                                                      1,397
                                                                                                     -----------
Total assets                                                                                          61,316,087


================================================================================================================
LIABILITIES
Payables and other liabilities:
Dividends                                                                                                160,359
Shares of beneficial interest redeemed                                                                    76,937
Trustees' compensation--Note 1                                                                            61,307
Shareholder reports                                                                                       35,540
Legal, auditing and other professional fees                                                                9,032
Distribution and service plan fees                                                                         7,301
Transfer and shareholder servicing agent fees                                                              2,646
Custodian fees                                                                                             2,360
Other                                                                                                      8,066
                                                                                                     -----------
Total liabilities                                                                                        363,548


================================================================================================================
NET ASSETS                                                                                           $60,952,539
                                                                                                     ===========


================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                      $61,340,632
----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (149,812)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                (264,584)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                                                 26,303
                                                                                                     -----------
Net assets                                                                                           $60,952,539
                                                                                                     ===========



                     18 Oppenheimer Florida Municipal Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$35,924,214 and 3,195,475 shares of beneficial interest outstanding)                                      $11.24
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                  $11.80
----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,524,231
and 1,911,703 shares of beneficial interest outstanding)                                                  $11.26
----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,504,094
and 311,973 shares of beneficial interest outstanding)                                                    $11.23

See accompanying Notes to Financial Statements.



                     19 Oppenheimer Florida Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended July 31, 1999

================================================================================================================
INVESTMENT INCOME
Interest                                                                                             $ 3,519,172

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  368,319
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                   89,328
Class B                                                                                                  216,400
Class C                                                                                                   32,550
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       60,194
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                     36,209
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               21,964
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               20,176
----------------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                            19,948
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         3,169
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                               1,523
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      7,863
                                                                                                       ---------
Total expenses                                                                                           877,643
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                                         (94,486)
Less expenses paid indirectly--Note 1                                                                    (12,950)
                                                                                                       ---------
Net expenses                                                                                             770,207

================================================================================================================
NET INVESTMENT INCOME                                                                                  2,748,965

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments                                                                                              204,676
Closing of futures contracts                                                                             219,814
                                                                                                       ---------
Net realized gain                                                                                        424,490

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                  (2,594,407)
                                                                                                      ----------
Net realized and unrealized loss                                                                      (2,169,917)

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $   579,048
                                                                                                     ===========

See accompanying Notes to Financial Statements.



                     20 Oppenheimer Florida Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED JULY 31,
                                                                                        1999                    1998
===========================================================================================================================
OPERATIONS
Net investment income                                                                  $ 2,748,965              $ 2,199,751
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                   424,490                  (11,330)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                   (2,594,407)                 841,381
                                                                                       -----------              -----------
Net increase in net assets resulting from operations                                       579,048                3,029,802

===========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                 (1,711,561)              (1,597,270)
Class B                                                                                   (848,422)                (717,925)
Class C                                                                                   (128,069)                 (68,196)

===========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                  2,068,521                7,211,018
Class B                                                                                  2,942,094                3,780,983
Class C                                                                                  1,194,095                1,468,391

===========================================================================================================================
NET ASSETS
Total increase                                                                           4,095,706               13,106,803
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     56,856,833               43,750,030
                                                                                       -----------              -----------
End of period (including overdistributed net investment
income of $149,812 and $210,725, respectively)                                         $60,952,539              $56,856,833
                                                                                       ===========              ===========

See accompanying Notes to Financial Statements.




                     21 Oppenheimer Florida Municipal Fund

FINANCIAL HIGHLIGHTS

                                                  CLASS A
                                                  -------------------------------------------------------------------
                                                                                                  YEAR ENDED
                                                  YEAR ENDED JULY 31,                             DECEMBER 31,
                                                  1999        1998        1997        1996(1)     1995        1994
=====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $ 11.62      $11.47      $ 11.07      $ 11.40     $ 10.26     $ 11.79
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .56         .54          .64          .36         .63         .64
Net realized and unrealized gain (loss)            (.39)        .19          .37         (.34)       1.14       (1.53)
                                                -------      ------       ------      -------     -------     -------
Total income (loss) from
investment operations                               .17         .73         1.01          .02        1.77        (.89)

---------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net
investment income                                  (.55)       (.58)        (.61)        (.35)       (.63)       (.64)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 11.24      $11.62      $ 11.47      $ 11.07     $ 11.40     $ 10.26
                                                =======      ======       ======      =======     =======     =======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                1.36%       6.52%        9.39%        0.25%      17.60%      (7.66)%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                  $35,924     $35,074      $27,446      $19,366     $19,377     $11,992
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $36,532     $32,153      $24,333      $18,415     $14,508     $ 9,741
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              4.78%       4.61%        5.70%        5.50%       5.71%       5.90%
Expenses, before reimbursement,
voluntary assumption and
indirect expenses                                  1.13%       1.15%(4)     1.02%(4)     1.23%(4)    1.36%(4)    1.25%
Expenses, after reimbursement,
voluntary assumption and
indirect expenses                                  0.95%       0.96%        0.87%        1.09%       0.53%       0.29%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           55%         35%          43%          21%         18%         30%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $39,270,015 and $33,326,101, respectively.



                     22 Oppenheimer Florida Municipal Fund

                                                    CLASS B
                                                    ----------------------------------------------------------------------
                                                                                                       YEAR ENDED
                                                    YEAR ENDED JULY 31,                                DECEMBER 31,
                                                    1999         1998        1997         1996(1)      1995        1994
========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $ 11.64       $ 11.49     $ 11.09       $ 11.42     $ 10.27      $11.81
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .47           .46         .55           .31         .55         .56
Net realized and unrealized gain (loss)             (.39)          .18         .37          (.34)       1.15       (1.54)
                                                 -------       -------     -------       -------     -------      ------
Total income (loss) from
investment operations                                .08           .64         .92          (.03)       1.70        (.98)

------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                (.46)         (.49)       (.52)         (.30)       (.55)       (.56)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 11.26       $ 11.64     $ 11.49       $ 11.09     $ 11.42      $10.27
                                                 =======       =======     =======       =======     =======      ======

========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                 0.60%         5.71%       8.56%        (0.19)%     16.81%      (8.42)%

========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                   $21,524       $19,344     $15,348       $12,865     $12,658     $ 7,992
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $21,648       $17,024     $13,812       $12,843     $10,772      $6,987
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.02%         3.85%       4.93%         4.75%       4.92%       5.13%
Expenses, before reimbursement,
voluntary assumption and
indirect expenses                                   1.88%      1.91%(4)       1.79%(4)      1.97%(4)    2.11%(4)    1.99%
Expenses, after reimbursement,
voluntary assumption and
indirect expenses                                   1.70%         1.72%       1.64%         1.83%       1.29%       1.03%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            55%           35%         43%           21%         18%         30%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $39,270,015 and $33,326,101, respectively.



                     23 Oppenheimer Florida Municipal Fund

                                                  CLASS C
                                                  -------------------------------------------------------------------
                                                                                                             PERIOD
                                                                                                             ENDED
                                                  YEAR ENDED JULY 31,                                        DEC. 31,
                                                  1999             1998            1997         1996(1)      1995(6)
=====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period              $11.61          $11.46          $11.07        $11.40         $10.96
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .47             .46             .53           .31            .20
Net realized and unrealized gain (loss)             (.39)            .18             .38          (.34)           .44
                                                  ------          ------          ------        ------         ------
Total income (loss) from
investment operations                                .08             .64             .91          (.03)           .64
---------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                (.46)           (.49)           (.52)         (.30)          (.20)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.23          $11.61          $11.46        $11.07         $11.40
                                                  ======          ======          ======        ======         ======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                 0.60%           5.72%           8.41%        (0.22)%         5.86%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                    $3,504          $2,439            $956           $72            $39
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $3,260          $1,638            $380           $78            $ 5
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.02%           3.82%           4.87%         4.68%          4.68%
Expenses, before reimbursement,
voluntary assumption and
indirect expenses                                   1.88%           1.91%(4)        1.75%(4)      1.99%(4)       1.92%(4)
Expenses, after reimbursement,
voluntary assumption and
indirect expenses                                   1.70%           1.72%           1.60%         1.87%          1.43%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            55%             35%             43%           21%            18%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $39,270,015 and $33,326,101, respectively.

6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.



                     24 Oppenheimer Florida Municipal Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.




                     25 Oppenheimer Florida Municipal Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $192,000, which expires in 2006.

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $1,860 was made for the Fund's projected benefit obligations and payments of $8,998 were made to retired trustees, resulting in an accumulated liability of $60,264 as of July 31, 1999.

        The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.



                     26 Oppenheimer Florida Municipal Fund

================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                     27 Oppenheimer Florida Municipal Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED JULY 31, 1999               YEAR ENDED JULY 31, 1998
                                           ----------------------------           -------------------------
                                           SHARES           AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Class A:
Sold                                      789,844        $  9,221,652          1,195,905        $13,813,731
Dividends and/or
distributions reinvested                   71,294             829,646             63,562            733,601
Redeemed                                 (684,647)         (7,982,777)          (633,408)        (7,336,314)
                                         --------        ------------          ---------        -----------
Net increase                              176,491        $  2,068,521            626,059        $ 7,211,018
                                         ========        ============          =========        ===========
-----------------------------------------------------------------------------------------------------------
Class B:
Sold                                      645,846        $  7,556,033            693,496        $ 8,039,313
Dividends and/or
distributions reinvested                   29,901             348,434             22,676            262,010
Redeemed                                 (426,626)         (4,962,373)          (389,687)        (4,520,340)
                                         --------        ------------          ---------        -----------
Net increase                              249,121        $  2,942,094            326,485        $ 3,780,983
                                         ========        ============          =========        ===========
-----------------------------------------------------------------------------------------------------------
Class C:
Sold                                      170,949        $  1,991,849            149,594        $ 1,731,405
Dividends and/or
distributions reinvested                    8,248              95,915              4,135             47,808
Redeemed                                  (77,350)           (893,669)           (27,020)          (310,822)
                                         --------        ------------          ---------        -----------
Net increase                              101,847        $  1,194,095            126,709        $ 1,468,391
                                         ========        ============          =========        ===========

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of July 31, 1999, net unrealized depreciation on securities of $47,005 was composed of gross appreciation of $1,230,240, and gross depreciation of $1,277,245.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Fund's management fee for the year ended July 31, 1999, was 0.60% of the average annual net assets for each class of shares before the voluntary waiver by the Manager.



                     28 Oppenheimer Florida Municipal Fund

================================================================================
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A
                       AGGREGATE         FRONT-END         COMMISSIONS ON      COMMISSIONS ON    COMMISSIONS ON
                       FRONT-END SALES   SALES CHARGES     CLASS A SHARES      CLASS B SHARES    CLASS C SHARES
YEAR                   CHARGES ON        RETAINED BY       ADVANCED BY         ADVANCED BY       ADVANCED BY
ENDED                  CLASS A SHARES    DISTRIBUTOR       DISTRIBUTOR(1)      DISTRIBUTOR(1)    DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------------------
July 31, 1999          $110,080          $20,665           $2,577              $244,821                  $13,047

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                       CLASS A CONTINGENT            CLASS B CONTINGENT DEFERRED       CLASS C CONTINGENT DEFERRED
YEAR                   DEFERRED SALES CHARGES        SALES CHARGES RETAINED BY         SALES CHARGES RETAINED BY
ENDED                  RETAINED BY DISTRIBUTOR       DISTRIBUTOR                       DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
July 31, 1999          $ --                          $73,977                                                 $1,998

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

================================================================================
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $89,328, all of which was paid by the Distributor to recipients. That included $1,046 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.



                     29 Oppenheimer Florida Municipal Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

                                                                                             DISTRIBUTOR'S
                                                                  DISTRIBUTOR'S AGGREGATE    UNREIMBURSED
                        TOTAL AMOUNTS        AMOUNT RETAINED      UNREIMBURSED EXPENSES      EXPENSES AS % OF
CLASS                   UNDER PLAN           BY DISTRIBUTOR       UNDER PLAN                 NET ASSETS OF CLASS
--------------------------------------------------------------------------------------------------------------------
Class B Plan            $216,400             $172,347             $633,643                                   2.94%
Class C Plan            $ 32,550             $ 19,203             $ 30,709                                   0.88%

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates, as it may be more efficient or cost effective than actually buying fixed income securities.



                     30 Oppenheimer Florida Municipal Fund

================================================================================
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                                                             NUMBER OF           VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION                     EXPIRATION DATE     CONTRACTS           JULY 31, 1999       APPRECIATION
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds                      9/21/99             100                 $11,496,875            $73,308

================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the year ended July 31, 1999.



                     31 Oppenheimer Florida Municipal Fund

INDEPENDENT AUDITOR'S REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Florida Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Florida Municipal Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Florida Municipal Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.



KPMG LLP

Denver, Colorado
August 20, 1999



                     32 Oppenheimer Florida Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        None of the dividends paid by the Fund during the fiscal year ended July 31, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                     33 Oppenheimer Florida Municipal Fund

SHAREHOLDER MEETING (Unaudited)

================================================================================
On June 18, 1999, a shareholder meeting was held at which the following items and proposals were approved, as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

                                                                    WITHHELD/        BROKER
NOMINEE/PROPOSAL             FOR                   AGAINST          ABSTAIN          NON-VOTES         TOTAL
------------------------------------------------------------------------------------------------------------------
TRUSTEES
Robert G. Galli              2,903,967                              42,218                             2,946,185
Leon Levy                    2,899,747                              46,438                             2,946,185
Benjamin Lipstein            2,903,324                              42,861                             2,946,185
Bridget A. Macaskill         2,903,967                              42,218                             2,946,185
Elizabeth B. Moynihan        2,910,940                              35,245                             2,946,185
Kenneth A. Randall           2,914,215                              31,970                             2,946,185
Edward V. Regan              2,918,271                              27,914                             2,946,185
Russell S. Reynolds, Jr.     2,918,271                              27,914                             2,946,185
Donald W. Spiro              2,918,271                              27,914                             2,946,185
Pauline Trigere              2,918,271                              27,914                             2,946,185
Clayton K. Yeutter           2,918,271                              27,914                             2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 1
Ratification of the selection of KPMG LLP as independent auditors of the Fund for the fiscal year beginning August 1, 1998.
                             2,857,610             17,542           71,033               --            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 2a
Approval to eliminate the Fund's fundamental policy on purchasing securities on margin.
                             2,182,919            198,730          106,958          457,578            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 2b
Approval to eliminate the Fund's fundamental policy on selling securities short.
                             2,176,282            201,113          111,211          457,579            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 2c
Approval to eliminate the Fund's fundamental policy on investing in other investment companies.
                             2,209,937            190,881           87,788          457,579            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 2d
Approval to eliminate the Fund's fundamental policy on purchasing securities of issuers in which officers or trustees have an interest.
                             2,181,923            201,976          104,708          457,578            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 2e
Approval to eliminate the Fund's fundamental policy on restricted securities.
                             2,201,775            196,315           90,516          457,579            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 3a
Approval to amend the Fund's fundamental policy on borrowing.
                             2,206,214            176,796          105,596          457,579            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 3b
Approval to amend the Fund's fundamental policy on underwriting securities.
                             2,238,427            153,760           96,420          457,578            2,946,185
------------------------------------------------------------------------------------------------------------------
PROPOSAL NO. 3c
Approval to amend the Fund's fundamental policy on lending.
                             2,201,622            184,514          102,470          457,579            2,946,185



                     34 Oppenheimer Florida Municipal Fund

OPPENHEIMER FLORIDA MUNICIPAL FUND

A Series of Oppenheimer Multi-State Municipal Trust

===============================================================================
OFFICERS AND TRUSTEES   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Phillip A. Griffiths, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Robert E. Patterson, Vice President
                        Andrew J. Donohue, Secretary
                        Brian W. Wixted, Treasurer
                        Robert G. Zack, Assistant Secretary
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer

===============================================================================
INVESTMENT ADVISOR      OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND            OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

===============================================================================
CUSTODIAN OF             Citibank, N.A.
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS     KPMG LLP

===============================================================================
LEGAL COUNSEL            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Florida Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Florida Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



                     35 Oppenheimer Florida Municipal Fund

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions

WWW.OPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-6pm ET

1-800-843-4461

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

1-800-835-3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services,
P.O. Box 5270, Denver, CO 80217-5270


[OPPENHEIMERFUNDS LOGO]

RA0795.001.0799   September 29, 1999